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                                                                  Exhibit 23.3


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Citadel
Broadcasting Corporation and subsidiaries on Form S-1 of our report dated April 25, 2002, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" and "Change in Independent Accountants" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
June 4, 2002